UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2025
FIRSTCASH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	87-3920732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934.    ☐

Item 7.01. Regulation FD Disclosure

On July 11, 2025, the Company issued a press release announcing the Company has reached a settlement with the Consumer Financial Protection Bureau (“CFPB”) regarding alleged violations of the Military Lending Act in the lawsuit filed in November 2021. Subsequent to the issuance of the press release, the settlement was approved by the court. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information provided in this Item 7.01 (including Exhibits 99.1) shall not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release, dated July 11, 2025, announcing settlement of CFPB litigation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2025	FIRSTCASH HOLDINGS, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial Officer and Principal Accounting Officer)

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